FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                        October 19, 1995
                                                        -----------------


                    Zenith Electronics Corporation
                    ------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
     --------                   ------               ----------
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               Identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
    ---------------------                                -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000
                                                     --------------

                        Not applicable
                        --------------
 (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On October 19, 1995, Zenith Electronics Corporation issued a press release announcing third quarter 1995 results, which is attached as Exhibit 20 hereto and is incorporated by reference herein.


Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           -------------------------------------------------------------------

          (c) The following exhibit is included as part of this report:

              Exhibit 20 - Zenith Electronics Corporation Press Release dated October 19, 1995.




                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZENITH ELECTRONICS CORPORATION


                                 By: /s/ Richard F. Vitkus
                                     ------------------------
                                     Richard F. Vitkus
                                     Senior Vice President - General Counsel
                                       and Secretary



Date:  October 19, 1995

                           Exhibit Index
                           -------------

Exhibit
Number           Exhibit Description
-------          --------------------

  20             Zenith Electronics Corporation Press Release dated
                 October 19, 1995.